The Prudential Insurance Company of America                           Erin C. Schwerzmann
Vice President and Corporate Counsel

                        The Prudential Insurance Company of America
280 Trumbull Street, Hartford CT 06103
Tel 860 534-9177
Erin.Schwerzmann@prudential.com

March 27, 2014

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:           The Prudential Insurance Company of America (“Registrant”)
Prudential Variable Appreciable Account (“Depositor”) (File No. 811-5466)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “Act”), that the Annual Reports for the underlying funds for the period ending December 31, 2013 have been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following annual reports for the underlying funds:

1.	Filer/Entity: AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)
Registration No.:                 811-07452
CIK No.:                               0000896435
Accession No.:                   0001193125-14-075582
Date of Filing:                      02/28/14

2.           Filer/Entity:                           American Century Variable Portfolios, Inc.
Registration No.:                811-05188
CIK No.:                              0000814680
Accession No.:                  0001437749-14-002825
Date of Filing:                     02/26/14

3.           Filer/Entity:                           Advanced Series Trust ("AST")
Registration No.:                811-05186
CIK No.:                              0000814679
Accession No.:                  0001193125-14-078106
Date of Filing:                     03/03/14

4.           Filer/Entity:                           Janus Aspen Series
Registration No.:                811-07736
CIK No.:                              0000906185
Accession No.:                  0000950123-14-002902
Date of Filing:                     02/28/14

5.           Filer/Entity:                           MFS Variable Insurance Trust
Registration No.:                811-08326
CIK No.:                              0000918571
Accession No.:                  0001193125-14-074886
Date of Filing:                     02/28/14

6.           Filer/Entity:                           T. Rowe Price International Series, Inc.
Registration No.:                811-07145
CIK No.:                              0000918292
Accession No.:                  0001206774-14-000582
Date of Filing:                     02/19/14

7.           Filer/Entity:                           The Prudential Series Fund, Inc.
Registration No.:                811-03623
CIK No.:                              0000711175
Accession No.:                  0001193125-14-073297
Date of Filing:                     02/27/14

If you have any questions regarding this filing, please contact me at (973) 802-9496.

       Sincerely,

     /s/ Erin C. Schwerzmann
                          Erin C. Schwerzmann

VIA EDGAR